Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of February 16, 2018, between AIT Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

               This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (the “Purchase Agreement”).

               The Company and each Purchaser hereby agrees as follows:

        1.    Definitions.

               Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                “Advice” shall have the meaning set forth in Section 6(c).

“Allowed Delay” shall have the meaning set forth in Section 2(f).

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 70th calendar day following the date hereof (or, in the event of anything other than a “no review” by the Commission, the 90th calendar day following the date hereof) and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder (or, in the event of anything other than a “no review” by the Commission, the 90th calendar day following the date such additional Registration Statement is required to be filed hereunder); provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 40th calendar day following the date hereof (or, if such date is not a Business Day, the next date that is a Business Day) and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Warrant Shares issuable upon exercise of the Warrants and (b) any shares of Common Stock issued upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) at such time as, (i) the Company has removed the restrictive legends from the Warrant Shares pursuant to the terms of the Purchase Agreement or (ii) such Warrant Shares are otherwise reissued to the Holders free from any restrictive legends or other transfer restrictions.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

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 “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

        2.    Registration.

(a)          On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  The initial Registration Statement filed hereunder shall be on Form S-1 and shall contain (unless otherwise required pursuant to the rules and regulations of the Commission pursuant to written comments received from the Commission upon a review of such Registration Statement) substantially the “Plan of Distribution” attached hereto as Annex A; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent.  Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date no Registrable Securities are outstanding (the “Effectiveness Period”).  The Company shall promptly notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement following the Trading Day that the Commission telephonically confirms effectiveness with the Company.  The Company shall, by 9:30 a.m. Eastern Time on the Trading Day following such notice to the Holders, file a final Prospectus with the Commission as required by Rule 424, if required.

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(b)           Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-1 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-1 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c)           Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: (i) first, the Company shall reduce or eliminate any securities to be included other than Registrable Securities and (ii) second, the Company shall reduce the Registrable Securities on a pro rata basis. In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment.  In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-1 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

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(d)          If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, (iii) a Registration Statement registering the Registerable Securities for resale is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (iv) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities (other than due to the fault of a Holder and excluding any Allowed Delay (as defined below) or, if the Registration Statement is on Form S-1, for a period of twenty (20) days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K), for more than twenty (20) consecutive calendar days or more than an aggregate of twenty-five (25) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iii), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iv) the date on which such twenty (20) or twenty-five (25) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement for such Registerable Securities then held by such Holder. The parties agree that the maximum aggregate liquidated damages payable to a Holder under this Agreement and the Purchase Agreement shall be 8.0% of the aggregate Subscription Amount paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.  Such payments shall constitute the Holders’ exclusive monetary remedy for such Events, but shall not affect the right of the Holders to seek injunctive relief.

(e)          Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder; provided, that failure to by a Holder to provide such consent shall be deemed a waiver by such Holder of its rights to include its Registrable Securities for resale on the applicable Registration Statement and to receive related liquidated damages hereunder.

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(f)          Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any Prospectus that forms a part of a Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) the Company determines it must amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (Z) the Company has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds 30 consecutive Trading Days or 60 total Trading Days in any 360-day period (any such suspension contemplated by this Section 2(c)(ii), an “Allowed Delay”).

        3.    Registration Procedures.

               In connection with the Company’s registration obligations hereunder, the Company shall:

(a)          Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. The parties hereto understand and agree that any such objection by Holders of a majority of the Registrable Securities shall be deemed to stay and Event for all Holders and a temporary waiver of such Holders’ related rights pursuant to Section 2(d) hereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than the earlier of five (5) Trading Days prior to the Filing Date and the end of the fourth (4th) Trading Day following the date on which such Holder receives a draft Registration Statement pursuant to this Section 3(a).  The parties hereto understand and agree that any failure of a Holder to timely provide its Selling Stockholder Questionnaire pursuant to this Section 3(a) shall be deemed a waiver by such Holder of its rights to include its Registrable Securities for resale on the applicable Registration Statement and to receive related liquidated damages hereunder.

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(b)          (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus required supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c)          If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered for resale pursuant to an effective Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities not so then registered for resale.

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(d)          Notify the Holders of Registrable Securities to be sold (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (vi) upon the occurrence of an Allowed Delay or existence of any other corporate development or potential corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, (i) disclosure of such development would be premature or otherwise inadvisable at such time or (ii) would interfere with an actual or potential material financing or business combination transaction involving the Company , provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e)          Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f)          Furnish to each Holder, if requested by such Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

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(g)          Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)           Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)          If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j)          Upon the occurrence of any event contemplated by Section 3(d), and subject to an Allowed Delay, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

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(k)          Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(l)          The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares of Common Stock. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

        4.    Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of any Holder or any legal fees or other costs of the Holders, including selling expenses and commissions.

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        5.    Indemnification.

(a)          Indemnification by the Company. The Company will indemnify and hold harmless each Holder and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorney’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing, or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or government, administrative or other regulatory agency, body or the SEC, whether pending or threatened in writing to which they may become subject under the Securities Act or otherwise, insofar as such Claims (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or (ii) any violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective or (iii) a Holders failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities.

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(b)          Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto.  In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)          Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

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(d)          Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds  received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

        6.    Miscellaneous.

(a)          Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b)          No Piggyback on Registrations; Prohibition on Filing Other Registration Statements.  Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities.  The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(c)          Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

13

(d)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of not less than 66-2/3% of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall also be required.  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing and except as otherwise provided herein, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first  sentence of this Section 6(d). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(e)           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(f)            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.  Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

(g)           No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

14

(h)           Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(i)            Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(j)            Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k)           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)            Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m)          Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder.  It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************
(Signature Pages Follow)

15

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

AIT THERAPEUTICS, INC.
By: /s/Steven Lisi Name: Steven Lisi Title: Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: A.B.M. IDO Holdings

Signature of Authorized Signatory of Holder: /s/ Ori Ben Moshe

Name of Authorized Signatory: Ori Ben Moshe

Title of Authorized Signatory: Owner

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Adam Newman

Signature of Authorized Signatory of Holder: /s/ Adam Newman

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Ali Ardakani

Signature of Authorized Signatory of Holder: /s/ Ali Ardakani

Name of Authorized Signatory: Ali Ardakani

Title of Authorized Signatory: Investor

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Allianz Biotechnologie

Signature of Authorized Signatory of Holder: /s/ John R. Schroer

Name of Authorized Signatory: John R. Schroer

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Allianz Health Sciences Fund (Nominee Name: Shoalside & Co.)

Signature of Authorized Signatory of Holder: /s/ John R. Schroer

Name of Authorized Signatory: John R. Schroer

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Alois “Luis” Praxmarer & Sandra Praxmarer

Signature of Authorized Signatory of Holder: /s/ Alois Praxmarer /s/ Sandra Praxmarer

Name of Authorized Signatory: Alois “Luis” Praxmarer & Sandra Praxmarer

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Amir Avniel

Signature of Authorized Signatory of Holder: /s/ Amir Avniel

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

 [SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Ari Raved

Signature of Authorized Signatory of Holder: /s/ Ari Raved

Name of Authorized Signatory: Ari Raved

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT
Name of Holder: Brio Capital Master Fund Ltd.

Signature of Authorized Signatory of Holder: /s/ Shaye Hirsch

Name of Authorized Signatory: Shaye Hirsch

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Christopher Morgan

Signature of Authorized Signatory of Holder: /s/ Christopher Morgan

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Cynergy Brookline Healthcare Fund LLC

Signature of Authorized Signatory of Holder: /s/ Richard Prati

Name of Authorized Signatory: Richard Prati

Title of Authorized Signatory: Managing Member

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: David Bassa

Signature of Authorized Signatory of Holder: /s/ David Bassa

Name of Authorized Signatory: David Bassa

Title of Authorized Signatory: Individual
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: David Greenberg

Signature of Authorized Signatory of Holder: /s/ David Greenberg

Name of Authorized Signatory: David Greenberg

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: David Grossman

Signature of Authorized Signatory of Holder: /s/ David Grossman

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Deerfield Special Situations Fund, L.P.

By: Deerfield Mgmt, L.P., General Partner

By: J.E. Flynn Capital, LLC, General Partner

Signature of Authorized Signatory of Holder: /s/ David J. Clark

Name of Authorized Signatory: David J. Clark

Title of Authorized Signatory: Authorized Signatory

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Deutsch Family Investment Partnership

Signature of Authorized Signatory of Holder: /s/ Jay R. Deutsch

Name of Authorized Signatory: Jay R. Deutsch

Title of Authorized Signatory: Managing General Partner

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Doron, Tikotzky, Kantor, Gutman Cederboum & Co.

Signature of Authorized Signatory of Holder: /s/ Ronen Kantor

Name of Authorized Signatory: Ronen Kantor

Title of Authorized Signatory: Managing Partner

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Duncan Bathe

Signature of Authorized Signatory of Holder: /s/ Duncan Bathe

Name of Authorized Signatory: Duncan Bathe

Title of Authorized Signatory: VP Engineering

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Enrique Derzovich

Signature of Authorized Signatory of Holder: /s/ Enrique Derzovich

Name of Authorized Signatory: Enrique Derzovich

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Erick Lucera

Signature of Authorized Signatory of Holder: /s/ Erick Lucera

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Frederick Montgomery

Signature of Authorized Signatory of Holder: /s/ Frederick Montgomery

Name of Authorized Signatory: Frederick Montgomery

Title of Authorized Signatory: V.P. Medical Systems

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT
Name of Holder: G.N.E. Biotechnologies LTD.

Signature of Authorized Signatory of Holder: /s/ Yossef Av-Gay

Name of Authorized Signatory: Yossef Av-Gay

Title of Authorized Signatory: Sole Owner
[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Giora Davidai

Signature of Authorized Signatory of Holder: /s/ Giora Davidai

Name of Authorized Signatory: Giora Davidai

Title of Authorized Signatory: Chief Medical Officer

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Gregory S. Lisi

Signature of Authorized Signatory of Holder: /s/ Gregory S. Lisi

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Healthcare Opportunities Master Fund, LP

Signature of Authorized Signatory of Holder: /s/ Justin Simon

Name of Authorized Signatory: Justin Simon

Title of Authorized Signatory: Managing Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Iroquois Capital Investment Group LLC

Signature of Authorized Signatory of Holder: /s/ Richard Abbe

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Managing Member

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Holder: /s/ Richard Abbe

Name of Authorized Signatory: Richard Abbe

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: J. Goldman Master Fund L.P.

Signature of Authorized Signatory of Holder: /s/ Adam J. Reback

Name of Authorized Signatory: Adam J. Reback

Title of Authorized Signatory: CCO - J. Goldman & Co. L.P. (Investment Manager to J. Goldman Master Fund L.P.

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT
Name of Holder: James P. Agah

Signature of Authorized Signatory of Holder: /s/ James P. Agah

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Jan J. Laskowski & Sofia M. Laskowski JTWROS

Signature of Authorized Signatory of Holder: /s/ Jan J. Laskowski /s/ Sofia M. Laskowski

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Jarrod Newman

Signature of Authorized Signatory of Holder: /s/ Jarrod Newman

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: JBS Healthcare Ventures LLC

Signature of Authorized Signatory of Holder: /s/ Jonathan B. Siegel

Name of Authorized Signatory: Jonathan B. Siegel

Title of Authorized Signatory: CEO/Founder

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Jeffrey Fox

Signature of Authorized Signatory of Holder: /s/ Jeffrey Fox

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: John Doolan

Signature of Authorized Signatory of Holder: /s/ John Doolan

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: John Molter

Signature of Authorized Signatory of Holder: /s/ John Molter

Name of Authorized Signatory: John Molter

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Jon E. Newman

Signature of Authorized Signatory of Holder: /s/ Jon E. Newman

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Klaus Kretschmer

Signature of Authorized Signatory of Holder: /s/ Klaus Kretschmer

Name of Authorized Signatory: Klaus Kretschmer

Title of Authorized Signatory: Self

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Laurence Chang

Signature of Authorized Signatory of Holder: /s/ Laurence Chang

Name of Authorized Signatory: Laurence Chang

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: M. Kingdon Offshore Master Fund L.P.,

By: Kingdon Capital Management, L.L.C., as agent and investment adviser

Signature of Authorized Signatory of Holder: /s/ William Walsh

Name of Authorized Signatory: William Walsh

Title of Authorized Signatory: Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Mark Mizrahi

Signature of Authorized Signatory of Holder: /s/ Mark Mizrahi

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Medlant Biotechs Ltd.

Signature of Authorized Signatory of Holder: /s/ David Bassa

Name of Authorized Signatory: David Bassa

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT
Name of Holder: Michael Geschwer

Signature of Authorized Signatory of Holder: /s/ Michael Geschwer

Name of Authorized Signatory: Michael Geschwer

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Mor Research Applications, Ltd

Signature of Authorized Signatory of Holder: /s/ Pini Ben-Elazar

Name of Authorized Signatory: Pini Ben-Elazar

Title of Authorized Signatory: CEO

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: NauVista Capital Master Fund LP

Signature of Authorized Signatory of Holder: /s/ Haibo Yu

Name of Authorized Signatory: Haibo Yu

Title of Authorized Signatory: Managing Member

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Pulmonox Technologies Corporation

Signature of Authorized Signatory of Holder: /s/ Doug Hole

Name of Authorized Signatory: Doug Hole

Title of Authorized Signatory: Director

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Rhona Beth Shanker

Signature of Authorized Signatory of Holder: /s/ Rhona Beth Shanker

Name of Authorized Signatory: Rhona Beth Shanker

Title of Authorized Signatory: Rhona Beth Shanker

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT
Name of Holder: Robert Katz

Signature of Authorized Signatory of Holder: /s/ Robert Katz

Name of Authorized Signatory: Robert Katz

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT
Name of Holder: Ron Bentsur

Signature of Authorized Signatory of Holder: /s/ Ron Bentsur

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Ronald A. Soicher

Signature of Authorized Signatory of Holder: /s/ Ronald A. Soicher

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: INVESTOR COMPANY ITF Rosalind Master Fund L.P.

Signature of Authorized Signatory of Holder: /s/ Steven Salamon

Name of Authorized Signatory: Steven Salamon

Title of Authorized Signatory: President, Rosalind Advisors, Inc. (adviser to RMF)

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Satheesh Kumar & Anju Satheesh JTWROS

Signature of Authorized Signatory of Holder: /s/ Satheesh Kumar

Name of Authorized Signatory: Satheesh Kumar

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT
Name of Holder: Schonfeld Fundamental Equity Fund LLC

Signature of Authorized Signatory of Holder: /s/ Alan Greenbaum

Name of Authorized Signatory: Alan Greenbaum

Title of Authorized Signatory: Chief Operating Officer

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Steven Lisi

Signature of Authorized Signatory of Holder: /s/ Steven Lisi

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Asher Tal

Signature of Authorized Signatory of Holder: /s/ Asher Tal

Name of Authorized Signatory: Asher Tal

Title of Authorized Signatory: SVP Clinical

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Tatiana Kotchoubey

Signature of Authorized Signatory of Holder: /s/ Tatiana Kotchoubey

Name of Authorized Signatory: Tatiana Kotchoubey

Title of Authorized Signatory: Self

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Todd A. Deutsch

Signature of Authorized Signatory of Holder: /s/ Todd A. Deutsch

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Whitney Capital Series Fund LLC

Signature of Authorized Signatory of Holder: /s/ Alan Greenbaum

Name of Authorized Signatory: Alan Greenbaum

Title of Authorized Signatory: COO

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AIT THERAPEUTICS, INC.
REGISTRATION RIGHTS AGREEMENT

Name of Holder: Yoori Lee

Signature of Authorized Signatory of Holder: /s/ Yoori Lee

Name of Authorized Signatory: Yoori Lee

Title of Authorized Signatory: Board Member

[SIGNATURE PAGES CONTINUE]

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker‑dealer solicits purchasers;

•	block trades in which the broker‑dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker‑dealer as principal and resale by the broker‑dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	in transactions through broker‑dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker‑dealers engaged by the Selling Stockholders may arrange for other brokers‑dealers to participate in sales.  Broker‑dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker‑dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

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In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

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Annex B

AIT THERAPEUTICS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of AIT Therapeutics, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐          No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐          No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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(c)	Are you an affiliate of a broker-dealer?

Yes ☐          No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐          No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

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5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:
By: Name: Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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